UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):	February 21, 2025

PROTAGENIC THERAPEUTICS, INC.
(Exact name of Company as specified in its charter)

Delaware	001-12555	06-1390025
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

149 Fifth Avenue, Suite 500, New York, NY	10010
(Address of principal executive offices)	(Zip Code)

212-994-8200
(Company’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Ticker symbol(s)	Name of each exchange on which registered
Common Stock	PTIX	Nasdaq
Common Stock Warrants	PTIXW	Nasdaq

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

Protagenic Therapeutics, Inc. (the “Company”) held its 2024 Annual Meeting of Stockholders (the “Annual Meeting”) on February 21, 2025. Holders of an aggregate of 7,241,443 shares of the Company’s Common Stock at the close of business on January 3, 2025 were entitled to vote at the Annual Meeting, of which 3,647,322 shares were present in person or represented by proxy. At the Annual Meeting, the Company’s stockholders voted as follows:

Proposal One: The stockholders elected each of the following individuals as a Class III director to serve their terms until the Company’s 2027 Annual Meeting of Stockholders, and until their respective successors are duly elected and qualified;

Name	For	Against	Withheld	Broker Non-Votes
Garo H. Armen, PhD	1,871,488	-	186,861	1,588,973
Brian J. Corvese	1,852,320	-	206,029	1,588,973

As a result of the vote, the composition of the Board of Directors is now:

Name	Class of Director	Term Expires
Garo H. Armen, PhD	Class III	2027 Annual Meeting
Robert B. Stein, MD, PhD	Class II	2026 Annual Meeting
Khalil Barrage	Class I	2025 Annual Meeting
Timothy R. Wright	Class I	2025 Annual Meeting
Brian J. Corvese	Class III	2027 Annual Meeting
Jennifer Buell, PhD	Class II	2026 Annual Meeting

Proposal Two: The stockholders approved the proposal to approve the Repricing of Certain Outstanding Stock Options Granted Under the 2006 and 2016 Equity Incentive Plans.

For	Against	Abstain	Broker Non-Votes
1,803,833	184,143	70,373	1,588,973

Proposal Three: The stockholders ratified the selection of MaloneBailey LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024.

For	Against	Abstain
3,492,771	81,987	72,564

Proposal Four: The stockholders approved the proposal to approve the issuance of Common Stock Warrant Shares (as defined in the Proxy Statment) upon the exercise of Common Stock Warrants (as defined in the Proxy Statement), pursuant to those certain Securities Purchase Agreements, dated October 29, 2024.

For	Against	Abstain	Broker Non-Votes
1,928,277	58,942	71,130	1,588,973

Proposal Five: The stockholders approved the amendment to our 2016 Equity Incentive Plan (the “2016 Plan”) to allow for the repricing of stock options under each plan without requiring stockholder approval.

For	Against	Abstain	Broker Non-Votes
1,803,817	183,801	70,731	1,588,973

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

PROTAGENIC THERAPEUTICS, INC.

Date: February 21, 2025	By:	/s/ Alexander K. Arrow, MD
	Name:	Alexander K. Arrow, MD
	Title:	Chief Financial Officer

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